                                                                    EXHIBIT 99.1

                            UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE


                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 3/01/04 - 3/31/04


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                                        FORM NO.       ATTACHED         ATTACHED
------------------                                                                        --------       --------        -----------
Schedule of Cash Receipts and Disbursements                                               MOR - 1
     Weekly Receipts & Disbursements                                                         A              X
     Cash Disbursements by Petitioning Entity                                                B              X
     Bank Account Information                                                                C              X
Statement of Operations                                                                   MOR - 2           X
Balance Sheet                                                                             MOR - 3           X
Status of Postpetition Taxes                                                              MOR - 4           X
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                            X
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                   X
Summary of Unpaid Postpetition Debts                                                      MOR - 4           X
Summary Accounts Receivable Aging                                                         MOR - 5           X
Debtor Questionnaire                                                                      MOR - 5           X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Rebecca A. Roof                           Interim Chief Financial Officer
----------------------------------            ----------------------------------
Signature of Responsible Party                Title

Rebecca A. Roof                               5/13/2004
----------------------------------            ----------------------------------
Printed Name of Responsible Party             Date: May 13, 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4]

DEBTOR                                                                        CASE NUMBER
------                                                                        -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                            CURRENT     CUMULATIVE
                                                                                                            PERIOD        FILING
                                               WEEK 1      WEEK 2      WEEK 3       WEEK 4      WEEK 5       TOTAL        TO DATE
                                              --------    --------    ---------    --------    --------    ---------    ------------
CASH RECEIPTS:
   Fleming Receipts                           $    500         633          376         213         616    $   2,339    $ 2,459,583
   Core-Mark Receipts[3]                        62,102      62,523       64,710      63,030      37,106      289,470      3,834,361
   Asset / Excess Inventory Sales & Other           97          52           --          --          84          232        330,056
                                              --------    --------    ---------    --------    --------    ---------    -----------
ACTUAL RECEIPTS                               $ 62,699    $ 63,207    $  65,086    $ 63,243    $ 37,806    $ 292,041    $ 6,624,001
                                              --------    --------    ---------    --------    --------    ---------    -----------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming               $    (14)       (127)          (3)        (19)         --    $    (163)   $(1,620,196)
   Material Purchases - Core-Mark[3]           (44,607)    (45,505)     (48,261)    (53,344)    (28,647)    (220,364)    (2,824,594)
   Tax Disbursements - Cigarettes              (10,228)     (9,878)     (10,646)    (13,941)     (6,488)     (51,181)      (581,661)
   Tax Disbursements - Other                      (132)        (76)        (146)         (2)         (0)        (356)       (13,068)
   Employee & Payroll                             (992)     (4,238)        (675)     (4,728)     (2,688)     (13,320)      (369,535)
   Lease & Recurring Costs                        (753)       (237)        (228)       (132)       (426)      (1,776)       (98,811)
   Other Operating Costs                        (2,493)     (3,776)      (1,917)     (1,991)       (969)     (11,146)      (285,971)
                                              --------    --------    ---------    --------    --------    ---------    -----------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS     $(59,219)   $(63,837)   $ (61,875)   $(74,156)   $(39,218)   $(298,306)   $(5,793,836)
                                              --------    --------    ---------    --------    --------    ---------    -----------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]      $     --          --           --          --      (1,554)   $  (1,554)   $  (102,548)
   Capital Expenditures                             --          --           --          --          --           --         (2,216)
   Restructuring & Professional Fees            (1,854)        (75)        (658)     (4,264)        (18)      (6,870)       (80,466)
   Interest & Financing                           (317)       (327)        (164)         --          --         (808)       (85,057)
   Other Non-Operating Costs                        --          --           --          --          --           --             --
   Debt Repayment [4]                                                 $ (56,481)                           $ (56,481)   $  (420,764)
                                              --------    --------    ---------    --------    --------    ---------    -----------
ACTUAL CASH DISBURSEMENTS FROM
  NON-OPERATIONS                              $ (2,171)   $   (403)   $ (57,303)   $ (4,264)   $ (1,572)   $ (65,713)   $  (691,050)
                                              --------    --------    ---------    --------    --------    ---------    -----------
TOTAL ACTUAL DISBURSEMENTS                    $(61,391)   $(64,239)   $(119,178)   $(78,420)   $(40,790)   $(364,019)   $(6,484,887)
                                              --------    --------    ---------    --------    --------    ---------    -----------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)


TOTAL DISBURSEMENTS                                                                              (364,019)
   LESS:  Transfers to Debtor in Possession Accounts                                                   --
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                     --
                                                                                                 --------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                  (364,019)

Notes

[1] Weekly Receipts and Disbursements include both Core-Mark and Fleming for the current month. Week five contains only three business days.

[2] This Monthly Operating Report (including the periods covering April 1, 2003 through February 29, 2004 reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

[4] $56.4 million of pre-petition debt was paid down as follows: Revolver $24.2 million, Term $23.8 million, and $8.5 million was set aside to collateralize letters of credit.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

PETITIONING ENTITIES                                      CASE NUMBER          CURRENT PERIOD TOTAL       CUMULATIVE FILING TO DATE
--------------------                                      -----------          --------------------       -------------------------
Core-Mark International, Inc.                               03-10944                    $ (201,519)                    $ (2,505,146)
Fleming Companies, Inc.                                     03-10945                       (76,260)                      (2,596,520)
ABCO Food Group, Inc.                                       03-10946                                                              -
ABCO Markets, Inc.                                          03-10947                                                              -
ABCO Realty Corp.                                           03-10948                                                              -
ASI Office Automation, Inc.                                 03-10949                                                              -
Core-Mark Mid-Continent, Inc.                               03-10950                       (44,971)                        (550,512)
Core-Mark Interrelated Companies, Inc.                      03-10951                        (7,966)                         (92,674)
C/M Products, Inc.                                          03-10952                                                              -
Favar Concepts, Ltd.                                        03-10953                                                           (667)
Fleming Foods Management Co., L.L.C.                        03-10954                                                              -
Fleming Foods of Texas, L.P.                                03-10955                                                       (113,199)
Fleming International, Ltd.                                 03-10956                                                         (1,399)
Fleming Transportation Service, Inc.                        03-10957                                                            124
Fleming Supermarkets of Florida, Inc.                       03-10958                                                              -
Food 4 Less Beverage Company, Inc.                          03-10959                                                              -
Fuelserv, Inc.                                              03-10960                                                              -
General Acceptance Corporation                              03-10961                                                              -
Marquise Ventures Company, Inc.                             03-10962                                                              -
Head Distributing Company                                   03-10963                        (7,723)                         (87,042)
Minter Weisman Co.                                          03-10964                       (25,580)                        (268,477)
Piggly Wiggly Company                                       03-10965                                                           (891)
Progressive Realty, Inc.                                    03-10966                                                             (4)
Rainbow Food Group, Inc.                                    03-10967                                                        (31,595)
Retail Investments, Inc.                                    03-10968                                                       (165,252)
Retail Supermarkets, Inc.                                   03-10970                                                              -
RFS Marketing Services, Inc.                                03-10971                                                              -
Richmar Foods, Inc.                                         03-10972                                                        (71,566)
Dunigan Fuels, Inc.                                         03-10973                                                            (67)
                                                                                        ----------                     ------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                                      $ (364,019)                    $ (6,484,887)
                                                                                        ----------                     ------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were paid $1.5 million for Fleming Companies, Inc and $11.8 million for Core-Mark International, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark and Fleming disbursements for the current month and for 4/1/03 through the current month for the Cumulative Filing to Date.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  03/01/04 - 03/31/04
BANK ACCOUNT INFORMATION

PETITIONING ENTITIES                                     BANK                           ACCOUNT NUMBER       TYPE
--------------------                                     ----                           --------------       ----
Core-Mark International, Inc                       Bank Of Montreal                         5691032070   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                       127881013601   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                        07600000313   Depository/Disbursement
Core-Mark International, Inc                       Bank Of Montreal                        07601154963   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                        07601102397   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                      0004-1664-436   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                        07604601086   FX Swap Funding Acct
Core-Mark International, Inc                       JP Morgan                                 323252028   Depository
Core-Mark International, Inc                       JP Morgan Chase                          9102775419   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                          9102775435   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                          9102775443   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                          9102775427   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                           601809668   Disbursement
Core-Mark International, Inc                       Scotia Bank                            112390010715   Depository
Core-Mark International, Inc                       Scotia Bank                             71480000914   Depository
Core-Mark International, Inc                       Scotia Bank                           4052700104313   Depository
Core-Mark International, Inc                       Scotia Bank                            714800001414   Depository
Core-Mark International, Inc                       Scotia Bank                            714800011312   Depository
Core-Mark International, Inc                       Washington Trust Bank                    1001823194   Depository
Core-Mark International, Inc                       Wells Fargo                              4159287788   Depository
Core-Mark International, Inc                       Wells Fargo                              4518099999   Depository
Core-Mark International, Inc                       Wells Fargo                              4311848436   Depository
Core-Mark International, Inc                       Wells Fargo                              4159555366   Depository
Core-Mark International, Inc                       Wells Fargo                              4518100110   Depository
Core-Mark International, Inc                       Wells Fargo                              4128523081   Depository
Core-Mark International, Inc                       Wells Fargo                              4518100235   Depository
Core-Mark International, Inc                       Wells Fargo                              4518100177   Depository
Core-Mark International, Inc                       Wells Fargo                              4758355309   Depository
Core-Mark International, Inc                       Wells Fargo                              4159688902   Depository
Core-Mark International, Inc                       Wells Fargo                              4091220731   Depository
Core-Mark International, Inc                       Wells Fargo                              4801900069   Depository
Core-Mark International, Inc                       Wells Fargo                              4801908815   Depository
Core-Mark International, Inc                       Wells Fargo                              4496851460   Depository
Core-Mark International, Inc                       Wells Fargo                              4311848584   Disbursement
Core-Mark International, Inc                       Wells Fargo                              4759613938   Disbursement
Core-Mark International, Inc                       Wells Fargo                              4518110564   Disbursement
Core-Mark International, Inc                       Wells Fargo / Wachovia                    540459849   Disbursement
Core-Mark International, Inc                       Wilson & Muir                               7516436   Depository
Fleming Companies, Inc.                            Bank of America                          3751525666   Depository
Fleming Companies, Inc.                            Bank of America                          3751508777   Depository
Fleming Companies, Inc.                            Bank of America                          3751022745   Depository
Fleming Companies, Inc.                            Bank One                                   10148350   Disbursement
Fleming Companies, Inc.                            Fleet Non Union Health                      1713312   Disbursement
Fleming Companies, Inc.                            JP Morgan                                  22426761   Disbursement
Fleming Companies, Inc.                            JP Morgan                                8806323919   Depository
Fleming Companies, Inc.                            JP Morgan                                8806363428   Depository
Fleming Companies, Inc.                            JP Morgan                                 323252842   Depository
Fleming Companies, Inc.                            JP Morgan                                8806247712   Depository
Fleming Companies, Inc.                            JP Morgan                                8806232185   Depository
Fleming Companies, Inc.                            JP Morgan                                8806232227   Depository
Fleming Companies, Inc.                            JP Morgan                                8806258271   Depository/Disbursement
Fleming Companies, Inc.                            JP Morgan                                8806362958   Depository/Disbursement
Fleming Companies, Inc.                            JP Morgan                                8806170047   Disbursement
Fleming Companies, Inc.                            JP Morgan                                8805174594   Disbursement
Fleming Companies, Inc.                            JP Morgan                                6300030353   Disbursement
Fleming Companies, Inc.                            JP Morgan                                6300064998   Disbursement
Head Distributing Co.                              Bank Of America                          3752010688   Depository
Head Distributing Co.                              Suntrust                                 8801337430   Depository
Head Distributing Co.                              Union Planters Bank                      3500594164   Depository
Minter Weisman                                     Bank of America                          3299781296   Disbursement
Plymouth (minter weisman)                          US Bank                                160234449926   Depository

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  03/01/04 - 03/31/04
BANK ACCOUNT INFORMATION

PETITIONING ENTITIES                                     BANK                           ACCOUNT NUMBER       TYPE
--------------------                                     ----                           --------------       ----




FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                                 MARCH 1, 2004 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [1] [2] [3]               MARCH 31, 2004
--------------------------------------------------               --------------
NET SALES                                                              $ 356,494
COSTS AND EXPENSES:
      Cost of sales                                                     (346,213)
      Selling and administrative                                          (9,646)
      Reorganization items, net                                             (147)
      Interest expense                                                      (128)
      Interest income and other                                              288
      Impairment/restructuring charges                                      (598)
                                                                       ---------
           TOTAL COSTS AND EXPENSES                                     (356,443)
                                                                       ---------

      Income/(Loss) before income taxes                                       51
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                51
                                                                       ---------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                  (15,572)
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                         (15,572)
                                                                       ---------

                                                                       ---------
NET INCOME/(LOSS)                                                      $ (15,521)
                                                                       ---------

NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of the current month includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 MARCH 1, 2004 -
ABCO FOOD GROUP, INC.                                            MARCH 31, 2004
---------------------                                            --------------

NET SALES                                                              $      --
COSTS AND EXPENSES:
      Cost of sales                                                           --
      Selling and administrative                                              --
      Reorganization items, net                                               --
      Interest expense                                                        --
      Interest income and other                                               --
      Impairment/restructuring charges                                        --
                                                                       ---------
           TOTAL COSTS AND EXPENSES                                           --
                                                                       ---------

      Income/(Loss) before income taxes                                       --
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                --
                                                                       ---------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                       --
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              --
                                                                       ---------

                                                                       ---------
NET INCOME/(LOSS)                                                      $      --
                                                                       ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  MARCH 1, 2004 -
CORE-MARK INTERNATIONAL, INC.                                     MARCH 31, 2004
-----------------------------                                     --------------
NET SALES                                                              $ 254,400
COSTS AND EXPENSES:
      Cost of sales                                                     (246,958)
      Selling and administrative                                          (7,007)
      Reorganization items, net                                             (147)
      Interest expense                                                      (128)
      Interest income and other                                              233
      Impairment/restructuring charges                                        --
                                                                       ---------
           TOTAL COSTS AND EXPENSES                                     (254,007)
                                                                       ---------

      Income/(Loss) before income taxes                                      393
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                               393
                                                                       ---------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                       --
      Taxes on income/(loss)                                                  --
                                                                       ---------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              --
                                                                       ---------

                                                                       ---------
NET INCOME/(LOSS)                                                      $     393
                                                                       ---------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  MARCH 1, 2004 -
CORE-MARK INTERRELATED COMPANIES, INC.                            MARCH 31, 2004
--------------------------------------                            --------------
Net sales                                                              $ 8,677
Costs and expenses:
      Cost of sales                                                     (8,222)
      Selling and administrative                                           (98)
      Reorganization items, net                                             --
      Interest expense                                                      --
      Interest income and other                                             --
      Impairment/restructuring charges                                      --
                                                                       -------
           TOTAL COSTS AND EXPENSES                                     (8,320)
                                                                       -------

      Income/(Loss) before income taxes                                    357
      Taxes on income/(loss)                                                --
                                                                       -------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                             357
                                                                       -------
Discontinued operations:
      Income/(Loss) before income taxes                                     --
      Taxes on income/(loss)                                                --
                                                                       -------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            --
                                                                       -------

                                                                       -------
NET INCOME/(LOSS)                                                      $   357
                                                                       -------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  MARCH 1, 2004 -
CORE-MARK MID-CONTINENT, INC.                                     MARCH 31, 2004
-----------------------------                                     --------------
NET SALES                                                              $   45,687
COSTS AND EXPENSES:
      Cost of sales                                                       (44,259)
      Selling and administrative                                             (941)
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                 0
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                       (45,200)
                                                                       ----------

      Income/(Loss) before income taxes                                       487
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                487
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $      487
                                                                       ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
DUNIGAN FUELS, INC.                                                MARCH 31, 2004
-------------------                                                --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --

                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --

                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       --
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
FAVAR CONCEPTS, LTD                                                MARCH 31, 2004
-------------------                                                --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                       (13)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (13)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $      (13)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
FLEMING COMPANIES, INC.                                            MARCH 31, 2004
-----------------------                                            --------------
NET SALES                                                              $   15,101
COSTS AND EXPENSES:
      Cost of sales                                                       (14,863)
      Selling and administrative                                             (460)
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                 8
      Impairment/restructuring charges                                       (598)
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                       (15,912)
                                                                       ----------

      Income/(Loss) before income taxes                                      (812)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                               (812)
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                   (15,418)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                          (15,418)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $  (16,230)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
FLEMING FOODS OF TEXAS, L.P.                                       MARCH 31, 2004
----------------------------                                       --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                       (51)
      Taxes on income/(loss)                                                   --

                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (51)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $      (51)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                   MARCH 1, 2004 -
FLEMING INTERNATIONAL, LTD                                         MARCH 31, 2004
--------------------------                                         --------------
Net sales                                                              $       --
Costs and expenses:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
Discontinued operations:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       --
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
FLEMING TRANSPORTATION SERVICES, INC.                              MARCH 31, 2004
-------------------------------------                              --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --

                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       --
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
HEAD DISTRIBUTING COMPANY                                          MARCH 31, 2004
-------------------------                                          --------------
NET SALES                                                              $    8,045
COSTS AND EXPENSES:
      Cost of sales                                                        (7,866)
      Selling and administrative                                             (487)
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                 0
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                        (8,352)
                                                                       ----------

      Income/(Loss) before income taxes                                      (308)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                               (308)
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $     (308)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
MINTER-WEISMAN CO.                                                 MARCH 31, 2004
------------------                                                 --------------
Net sales                                                              $   24,584
Costs and expenses:
      Cost of sales                                                       (24,046)
      Selling and administrative                                             (653)
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                47
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                       (24,652)
                                                                       ----------

      Income/(Loss) before income taxes                                       (68)
      Taxes on income/(loss)                                                   --

                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                (68)
                                                                       ----------
Discontinued operations:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $      (68)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
PIGGLY WIGGLY COMPANY                                              MARCH 31, 2004
---------------------                                              --------------
Net sales                                                              $       --
Costs and expenses:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
Discontinued operations:
      Income/(Loss) before income taxes                                        (1)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (1)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       (1)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
PROGRESSIVE REALTY, INC.                                           MARCH 31, 2004
------------------------                                           --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       --
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
RAINBOW FOOD GROUP, INC.                                           MARCH 31, 2004
------------------------                                           --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                       (91)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (91)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $      (91)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
RETAIL INVESTMENTS, INC.                                           MARCH 31, 2004
------------------------                                           --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                         3
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                3
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $        3
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
RFS MARKETING SERVICES, INC.                                       MARCH 31, 2004
----------------------------                                       --------------
Net sales                                                              $       --
Costs and expenses:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
Discontinued operations:
      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       --
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   MARCH 1, 2004 -
RICHMAR FOODS, INC.                                                MARCH 31, 2004
-------------------                                                --------------
NET SALES                                                              $       --
COSTS AND EXPENSES:
      Cost of sales                                                            --
      Selling and administrative                                               --
      Reorganization items, net                                                --
      Interest expense                                                         --
      Interest income and other                                                --
      Impairment/restructuring charges                                         --
                                                                       ----------
           TOTAL COSTS AND EXPENSES                                            --
                                                                       ----------

      Income/(Loss) before income taxes                                        --
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                       ----------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        (2)
      Taxes on income/(loss)                                                   --
                                                                       ----------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (2)
                                                                       ----------

                                                                       ----------
NET INCOME/(LOSS)                                                      $       (2)
                                                                       ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                                MARCH 31, 2004
------------------------------------------                                --------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents [12]                                      $   327,749
        Receivables, net [2]                                                    421,305
        Inventories                                                             141,930
        Assets held for sale [3]                                                  3,843
        Other current assets                                                     40,264
                                                                            -----------
             TOTAL CURRENT ASSETS                                               935,091
                                                                            -----------

Investments and notes receivable, net                                                94
Investment in direct financing leases                                                --

                                                                            -----------
Net property and equipment                                                       37,551
                                                                            -----------
Other assets                                                                     44,327
                                                                            -----------

                                                                            -----------
TOTAL ASSETS                                                                $ 1,017,064
                                                                            -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [2]                                                $   220,309
        Liabilities held for sale [3]                                                --
        Other current liabilities                                                50,913
                                                                            -----------
             TOTAL CURRENT LIABILITIES                                          271,223
                                                                            -----------

Long-term debt                                                                       --
Long-term obligations under capital leases                                           --
Other liabilities                                                                 6,557

Liabilities subject to compromise [4] [5]                                     2,305,979

Net intercompany due to (from) [6]                                                1,380

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                 136,221
        Capital in excess of par value                                          710,623
        Reinvested earnings (deficit)                                        (2,401,487)
        Accumulated other comprehensive income:
             Additional minimum pension liability [11]                          (15,663)
             Cumulative foreign currency translation adjustment                   2,232
                                                                            -----------
             TOTAL SHAREHOLDERS' EQUITY                                     $(1,568,074)
                                                                            -----------

                                                                            -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $ 1,017,064
                                                                            -----------

LIABILITIES SUBJECT TO COMPROMISE [4] [5]
Debt and notes payable [7] [8]                                              $ 1,542,430
Accounts payable [9] [13]                                                       444,219
Damage estimates for closed and rejected leases [10]                            148,555
Other liabilities [9] [14]                                                       37,946
Pension obligation [11]                                                         113,354
Taxes payable [9] [15]                                                           19,475
                                                                            -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                     $ 2,305,979


GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved by Fleming for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Continuing Operations for the month includes only the convenience business. The remaining fixed assets of all other businesses have been reclassified as Assets Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, damage estimates for closed and rejected leases, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods..

[5] The Company has paid certain prepetition liabilities and continues to reconcile these payments against Liabilities Subject to Compromise.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term loan and related accrued interest balances as of the current month end.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10] Damage estimates for closed and rejected leases are current end of month balances.

[11] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.

CORE-MARK ENTITIES

[13] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[14] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[15] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
ABCO FOOD GROUP, INC.                                              MARCH 31, 2004
---------------------                                              --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                      3
                                                                       ----------
           TOTAL CURRENT ASSETS                                                 3
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $        3
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           --
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           1,300

Net intercompany due to (from)                                             (1,297)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $        3
                                                                       ----------




LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            1,300
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    1,300


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
CORE-MARK INTERNATIONAL, INC.                                      MARCH 31, 2004
-----------------------------                                      --------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                       $   69,401
       Receivables, net                                                   137,463
       Inventories                                                         91,621
       Assets held for sale                                                    --
       Other current assets                                                32,671
                                                                       ----------
            TOTAL CURRENT ASSETS                                          331,156
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                 18,453
                                                                       ----------
Other assets                                                               35,314
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $  384,923
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                $  115,511
       Liabilities held for sale                                               --
       Other current liabilities                                           14,761
                                                                       ----------
            TOTAL CURRENT LIABILITIES                                     130,272
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                           5,678

Liabilities subject to compromise                                          81,861

Net intercompany due to (from)                                            167,112

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                 --
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
                                                                       ----------
            TOTAL SHAREHOLDERS' EQUITY                                 $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $  384,923
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                           77,468
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              70
Pension obligation                                                          4,270
Taxes payable                                                                  52
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   81,861


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                             MARCH 31, 2004
--------------------------------------                             --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                      2,435
      Inventories                                                           6,979
      Assets held for sale                                                     --
      Other current assets                                                     58
                                                                       ----------
           TOTAL CURRENT ASSETS                                             9,473
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                    297
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $    9,770
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      203
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          203
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           5,207

Net intercompany due to (from)                                              4,360

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    9,770
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            5,207
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    5,207


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
CORE-MARK MID-CONTINENT, INC.                                      MARCH 31, 2004
-----------------------------                                      --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                     23,011
      Inventories                                                          18,799
      Assets held for sale                                                     --
      Other current assets                                                  3,154
                                                                       ----------
           TOTAL CURRENT ASSETS                                            44,964
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                 11,152
                                                                       ----------
Other assets                                                                2,250
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $   58,366
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $    2,686
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                        2,686
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           5,329

Net intercompany due to (from)                                             50,351

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   58,366
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            5,298
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              31
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    5,329


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
DUNIGAN FUELS, INC.                                                MARCH 31, 2004
-------------------                                                --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                      2,941
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                             2,941
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $    2,941
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           --
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              81

Liabilities subject to compromise                                           7,867

Net intercompany due to (from)                                             (5,006)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    2,941
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            7,267
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                 600
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    7,867


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
FAVAR CONCEPTS, LTD                                                MARCH 31, 2004
-------------------                                                --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                                --
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $       --
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           --
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           1,249

Net intercompany due to (from)                                             (1,249)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       --
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                              542
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                 706
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    1,249


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
FLEMING COMPANIES, INC.                                             MARCH 31, 2004
-----------------------                                             --------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents [3]                                   $   257,599
       Receivables, net                                                    196,202
       Inventories                                                           7,774
       Assets held for sale                                                  3,840
       Other current assets                                                  1,893
                                                                       -----------
            TOTAL CURRENT ASSETS                                           467,308
                                                                       -----------

Investments and notes receivable, net                                           94
Investment in direct financing leases                                           --

                                                                       -----------
Net property and equipment                                                   3,632
                                                                       -----------
Other assets                                                                 5,322
                                                                       -----------

                                                                       -----------
TOTAL ASSETS                                                           $   476,356
                                                                       -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                $    95,646
       Liabilities held for sale                                                --
       Other current liabilities                                            35,717
                                                                       -----------
            TOTAL CURRENT LIABILITIES                                      131,363
                                                                       -----------

Long-term debt                                                                  --
Long-term obligations under capital leases                                      --
Other liabilities                                                              798

Liabilities subject to compromise                                        2,145,219

Net intercompany due to (from)                                            (232,951)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                             136,221
       Capital in excess of par value                                      710,623
       Reinvested earnings (deficit)                                    (2,401,487)
       Accumulated other comprehensive income:                                  --
            Additional minimum pension liability [2]                       (15,663)
            Cumulative foreign currency translation adjustment               2,232
                                                                       -----------
            TOTAL SHAREHOLDERS' EQUITY                                 $(1,568,074)
                                                                       -----------

                                                                       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   476,356
                                                                       -----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $ 1,542,430
Accounts payable                                                           295,189
Damage estimates for closed and rejected leases                            148,555
Other liabilities                                                           35,425
Pension obligation [2]                                                     109,084
Taxes payable                                                               14,536
                                                                       -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $ 2,145,219


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
FLEMING FOODS OF TEXAS, L.P.                                       MARCH 31, 2004
----------------------------                                       --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                     25,038
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     21
                                                                       ----------
           TOTAL CURRENT ASSETS                                            25,058
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                    4
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $   25,062
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      505
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          505
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                          14,694

Net intercompany due to (from)                                              9,864

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   25,062
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                           12,693
Damage estimates for closed and rejected leases                                --
Other liabilities                                                             305
Pension obligation                                                             --
Taxes payable                                                               1,696
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   14,694


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
FLEMING INTERNATIONAL, LTD                                         MARCH 31, 2004
--------------------------                                         --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                        190
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                               190
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $      190
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           --
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                              --

Net intercompany due to (from)                                                190

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $      190
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                               --
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $       --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
FLEMING TRANSPORTATION SERVICES, INC.                              MARCH 31, 2004
-------------------------------------                              --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                                --
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $       --
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $        6
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                            6
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                             252

Net intercompany due to (from)                                               (259)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       --
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                              252
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $      252


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
HEAD DISTRIBUTING COMPANY                                          MARCH 31, 2004
-------------------------                                          --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $      312
      Receivables, net                                                      9,833
      Inventories                                                           3,899
      Assets held for sale                                                      3
      Other current assets                                                    705
                                                                       ----------
           TOTAL CURRENT ASSETS                                            14,751
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                  1,698
                                                                       ----------
Other assets                                                                1,330
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $   17,780
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $    1,167
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                        1,167
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           6,309

Net intercompany due to (from)                                             10,304

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   17,780
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            6,309
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    6,309


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
MINTER-WEISMAN CO.                                                 MARCH 31, 2004
------------------                                                 --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $      437
      Receivables, net                                                     11,365
      Inventories                                                          12,859
      Assets held for sale                                                     --
      Other current assets                                                    984
                                                                       ----------
           TOTAL CURRENT ASSETS                                            25,645
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                  2,318
                                                                       ----------
Other assets                                                                   29
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $   27,993
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $    2,981
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                        2,981
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           5,502

Net intercompany due to (from)                                             19,510

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   27,993
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            5,502
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $    5,502


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
PIGGLY WIGGLY COMPANY                                              MARCH 31, 2004
---------------------                                              --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                        456
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                               456
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $      456
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      149
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          149
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                             320

Net intercompany due to (from)                                                (14)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $      456
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                              319
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                   1
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $      320


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
PROGRESSIVE REALTY, INC.                                           MARCH 31, 2004
------------------------                                           --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                                --
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $       --
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                               301
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          301
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                               9

Net intercompany due to (from)                                               (311)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       --
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                                9
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $        9


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RAINBOW FOOD GROUP, INC.                                           MARCH 31, 2004
------------------------                                           --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                      4,839
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     23
                                                                       ----------
           TOTAL CURRENT ASSETS                                             4,862
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   79
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $    4,941
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      638
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          638
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                          19,793

Net intercompany due to (from)                                            (15,490)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    4,941
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                           19,793
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   19,793


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RETAIL INVESTMENTS, INC.                                           MARCH 31, 2004
------------------------                                           --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                                --
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $       --
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           --
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                              --

Net intercompany due to (from)                                                 --

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       --
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                               --
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $       --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RFS MARKETING SERVICES, INC.                                       MARCH 31, 2004
----------------------------                                       --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                         --
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                       ----------
           TOTAL CURRENT ASSETS                                                --
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $       --
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $       (8)
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                           (8)
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                              --

Net intercompany due to (from)                                                  8

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       --
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                               --
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $       --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RICHMAR FOODS, INC.                                                MARCH 31, 2004
-------------------                                                --------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                      7,531
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                    753
                                                                       ----------
           TOTAL CURRENT ASSETS                                             8,284
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   --
                                                                       ----------

                                                                       ----------
TOTAL ASSETS                                                           $    8,284
                                                                       ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      824
      Liabilities held for sale                                                --
      Other current liabilities                                               134
                                                                       ----------
           TOTAL CURRENT LIABILITIES                                          958
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                          11,068

Net intercompany due to (from)                                             (3,743)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
                                                                       ----------
           TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                       ----------

                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    8,284
                                                                       ----------



LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                            7,070
Damage estimates for closed and rejected leases                                --
Other liabilities                                                           2,115
Pension obligation                                                             --
Taxes payable                                                               1,883
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   11,068


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
(DOLLARS IN 000'S)


                            STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

FLEMING [9]                              BEGINNING       AMOUNT                          ENDING
                                            TAX        WITHHELD OR       AMOUNT            TAX
                                         LIABILITY       ACCRUED        PAID [9]        LIABILITY
                                         ---------     -----------      ---------       ---------
FEDERAL
Payroll Taxes [1]                        $      --      $      --       $      --       $      --
Income [10]                              $     201            (49)            152
    TOTAL FEDERAL TAXES                  $     201      $      --       $     (49)      $     152

STATE AND LOCAL
Payroll Taxes [1]                        $      --      $      --       $      --       $      --
Sales [2]                                $      --             --              --              --
Excise [2]                               $     130             --              14             144
Real & Personal Property [3]             $   2,441             --           2,441
Cigarette & Tobacco [4]                  $      --             --              --              --
Franchise [2]                            $     411             --             411
    Total State and Local                $   2,982      $      --       $      14       $   2,996

TOTAL TAXES                              $   3,183      $      --       $     (35)      $   3,148

CORE-MARK [9]                              BEGINNING       AMOUNT                         ENDING
                                             TAX         WITHHELD OR      AMOUNT           TAX
                                           LIABILITY       ACCRUED         PAID          LIABILITY
                                           ---------     -----------     ---------       ---------
FEDERAL
Payroll Taxes [1]                          $     212      $   2,408      $  (2,315)      $     305
Income [10]                                $     237             --             --             237
    TOTAL FEDERAL TAXES                    $     449      $   2,408      $  (2,315)      $     542

STATE AND LOCAL
Payroll Taxes [1]                          $       7      $     302      $    (306)      $       3
Sales                                      $      11             54            (48)             17
Excise                                     $     353            224           (163)            414
Real & Personal Property [3]               $     660            229           (107)            782
Cigarette & Tobacco                        $  37,819         98,436       (102,103)         34,151
Other: GST [5]                             $   3,951          2,618         (4,400)          2,169
Other: Spokane & Portland B&O Tax [6]      $      47             58            (47)             58
    Total State and Local                  $  42,848      $ 101,921      $(107,174)      $  37,594

TOTAL TAXES                                $  43,297      $ 104,329      $(109,489)      $  38,136

                        SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                             AMOUNT
---------------------------------------------                                             ------
Current                                                                                  $      --
0 - 30 days [7]                                                                             97,761
31 - 60 days                                                                                    --
61 - 90 days                                                                                    --
91+ days                                                                                        --
Total Accounts Payable [8]                                                               $  97,761


CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                           AMOUNT
---------------------------------------------                                             ------
Current                                                                                  $      --
0 - 30 days [7]                                                                            122,548
31 - 60 days                                                                                    --
61 - 90 days                                                                                    --
91+ days                                                                                        --
Total Accounts Payable [8]                                                               $ 122,548

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the previous months balance the net accrual increase or decrease in the current month.

[3] Fleming's postpetition real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]      GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both Federal and State.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04
(DOLLARS IN 000'S)


                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                           AMOUNT
-----------------------------------------                           ------
Not Due                                                           $   2,865
Current                                                               6,450
1 - 7 days old                                                          593
8 - 14 days old                                                         593
15 - 21 days old                                                        593
+ Over 21 days                                                      305,048
Credits Over 21 days [6]                                                 --
Total Accounts Receivable                                         $ 316,142
Amount considered uncollectible (Bad Debt) [3]                      (78,945)
Accounts Receivable (Net)                                         $ 237,197

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                         AMOUNT
-------------------------------------------                         ------
Current                                                           $ 165,684
1 - 30 days old                                                      15,849
31 - 45 days old                                                      1,051
40 - 60 days old                                                        765
61 - 90 days old                                                        343
91 - 120 days old                                                       436
+ Over 120 days                                                       4,183
Total Accounts Receivable                                         $ 188,311
Amount considered uncollectible (Bad Debt) [3]                       (4,203)
Accounts Receivable (Net)                                         $ 184,108


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                       YES           NO
----------------------------                                                       ---           --
1.      Have any assets been sold or transferred outside the normal course          X
        of business this reporting period?
        If yes, provide an explanation below.[5]

2.      Have any funds been disbursed from any account other than a debtor                       X
        in possession account this reporting period?
        If yes, provide an explanation below.

3.      Have all postpetition tax returns been timely filed?                        X
        If no, provide an explanation below.

4.      Are workers compensation, general liability and other necessary             X
        insurance coverages in effect?
        If no, provide an explanation below.

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where detail accounts receivable amounts are not available, the amount is allocated to the aging brackets based on each brackets percentage of the total aged accounts receivable amount.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as the end of the current month.

[4] Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current.

[5] During the month, Fleming sold miscellaneous parcels of land totaling approximately $65 thousand.

[6] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   03/01/04 - 03/31/04







If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

ERNST & Young LLP     2121 San Jacinto Street, Suite 1500          Dallas Office
                      Dallas TX 75201                       Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: MARCH 1, 2004 TO MARCH 31, 2004

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         o Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         o Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         o Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         o Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         o Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.


        May 5, 2004                                     /s/ LISA P. SHIELD
-----------------------------                      -----------------------------
          Date                                        Lisa P. Shield, Partner